Exhibit 99.1

Certification by the Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Levi Strauss & Co., a Delaware corporation (the “Company”), does hereby certify that:

1.	The accompanying Annual Report of the Company on Form 10-K for the fiscal year ended November 24, 2002 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company as of, and for, the periods presented in the Report.

/s/ Philip A. Marineau
Philip A. Marineau President and Chief Executive Officer February 12, 2003

/s/ William B. Chiasson
William B. Chiasson Senior Vice President and Chief Financial Officer February 12, 2003

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form 10-K or as a separate disclosure document.